UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	May 1, 2006

ELECTRONIC SYSTEMS TECHNOLOGY INC.
(A Washington Corporation)

Commission File no.	000-27793
IRS Employer Identification no.	91-1238077

415 N. Quay St. Bldg B1
Kennewick WA 99336
(Address of principal executive offices)

Registrant's telephone number, including area code:	(509) 735-9092

ITEM 8.01. OTHER EVENTS

On May 1, 2006, the Company mailed its Annual Report for 2005 to its shareholders of record as of April 24, 2006.

ITEM 9.01. FINANCIAL STATEMENT, PRO FORMA INFORMATION AND EXHIBITS

Exhibit 22.1: 2005 Annual Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ JON CORREIO

By:	Jon Correio Vice President, Finance and Administration
Date:	May 4, 2006